UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2008

RESIDENTIAL CAPITAL, LLC.
(Exact name of registrant as specified in its charter)

Delaware	0-51438	20-1770738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Meridian Crossings
Minneapolis, Minnesota
55423
(Address of principal executive offices)
(Zip Code)

(952) 857-8700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Residential Capital, LLC (“ResCap”) is electing to furnish under Item 7.01 certain supplemental information concerning ResCap. The supplemental information is set forth as Exhibit 99.1 to this Current Report on Form 8-K. The supplemental information furnished pursuant to this Item 7.01 (including exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated therein by reference.

Item 8.01	Other Events.

On May 5, 2008, ResCap issued a press release announcing that it has commenced private exchange offers and cash tender offers for certain of its outstanding debt securities. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

99.1	Supplemental Information regarding ResCap.
99.2	Press Release dated May 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2008
RESIDENTIAL CAPITAL, LLC

By:	/s/ James N. Young
James N. Young
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Information regarding ResCap.
99.2	Press Release dated May 5, 2008.